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September  15, 1998

Securities and Exchange Commission
450 Fifth Street NW
Washington,  DC 20549

Gentlemen:

We have read Item 4 of Form 8K/A dated September 15, 1998 of Entourage International, Inc. and are in agreement with the statements contained therein.


Very truly yours,
/s/ ERNST & YOUNG LLP